                                                                   EXHIBIT 10.8

                           WGC/WGTS LICENSE AGREEMENT

         THIS LICENSE AGREEMENT (this "Agreement") is entered into as of
November ___, 2004 (the "Effective Date"), by and among WORLD GOLD COUNCIL, a not-for-profit association established under Swiss law, WORLD GOLD TRUST
SERVICES, LLC, a Delaware limited liability company and wholly owned subsidiary of World Gold Council (together, "Licensor"), and STATE STREET GLOBAL MARKETS,
LLC, a Delaware limited liability company ("Licensee").

         WHEREAS, Licensor and The Bank of New York ("BONY") entered into a
License Agreement, dated as of September 11, 2003 (the "BONY License
Agreement"), whereby BONY granted Licensor a perpetual, world-wide, non-exclusive, non-transferable (except as provided in Section 7.2 of the BONY
License Agreement) license (the "BONY License") under the BONY Patent Rights (as defined herein) solely for the purposes of establishing, operating and marketing
Licensed Products (as defined herein). The BONY License includes the limited right of Licensor to grant sublicenses to its partners, joint venturers, trustees, custodians and agents, but only in connection with their establishment, operation and marketing of Licensed Products;

         WHEREAS, the streetTRACKS(R) Gold Trust (the "Trust") was established pursuant to the Trust Agreement entered into by and between Licensor and BONY, dated as of the date hereof (the "Trust Agreement"), pursuant to which the Trust will issue streetTRACKS(R) Gold Shares (the "Shares") which represent units of fractional undivided beneficial interest in and ownership of the Trust upon the deposit of gold bullion by Authorized Participants (as defined in the Trust
Agreement) with HSBC Bank USA, as custodian of the Trust;

         WHEREAS, Licensor and Licensee entered into a Marketing Agent
Agreement, dated as of the date hereof (the "Marketing Agent Agreement"), whereby Licensor designated Licensee as the exclusive marketing agent of the
Trust;

         WHEREAS, pursuant to the terms and conditions of the BONY License
Agreement, Licensor desires to grant a sublicense to Licensee under the BONY
Patent Rights, with the right to grant sublicenses, solely for use in connection with Licensee's role as the exclusive marketing agent of the Trust under the
Marketing Agent Agreement;

         WHEREAS, Licensor also has rights in other patents, patent applications and other intellectual property rights (the "Licensor IP Rights") that may be used in connection with Licensee's role as the exclusive marketing agent of the
Trust under the Marketing Agent Agreement;

         WHEREAS, Licensor uses in commerce and owns in the United States all trade name and/or trademark rights and associated goodwill in the designations specified on Schedule 1 attached hereto (the "Licensor Marks"); and

         WHEREAS, Licensor desires to grant a license to Licensee to the
Licensor IP Rights and the Licensor Marks, with the right to grant sublicenses, solely for use in connection with Licensee's role as the exclusive marketing agent of the Trust under the Marketing Agent Agreement;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee (each a
"Party" and collectively, the "Parties") agree as follows:

1.   DEFINITIONS.

     For the purposes of this Agreement, the following terms have the following meanings:

     (a) "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, or is
Controlled by, or is under common Control with, such Person.

     (b) "Agreement" has the meaning set forth in the preamble.

     (c) "BONY" has the meaning set forth in the recitals.

     (d) "BONY License" has the meaning set forth in the recitals.

     (e) "BONY Patent Rights" means any patents and patent applications (and all related know-how and trade secrets) of BONY, anywhere in the world, that cover securitized gold products and that exist as of the effective date of the BONY
License Agreement or are filed or issued thereafter, including but not limited to U.S. Provisional Application Serial No. [redacted], filed on [redacted], entitled "[redacted]."

     (f) "BONY Sublicense" has the meaning set forth in Section 2(a).

     (g) "Confidential Information" has the meaning set forth in Section 9(b).

     (h) "Control" means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     (i) "Effective Date" has the meaning set forth in the preamble.

     (j) "Indemnified Party" has the meaning set forth in Section 7(c).

     (k) "Indemnifying Party" has the meaning set forth in Section 7(c).

     (l) "Licensed Products" means any securitized gold financial product that is sold, sponsored or issued by Licensor or any Affiliate of Licensor. For the purposes of clarity, the Licensed Products do not include any products involving the securitization of any commodity other than gold.

     (m) "Licensee" has the meaning set forth in the Preamble.

     (n) "Licenses" has the meaning set forth in Section 2(c).

     (o) "Licensor" has the meaning set forth in the Preamble.

                                     Page 2

     (p) "Licensor IP Rights" has the meaning set forth in Section 2(d).

     (q) "Licensor License" has the meaning set forth in Section 2(b).

     (r) "Licensor Marks" has the meaning set forth in the recitals.

     (s) "Losses" has the meaning set forth in Section 7(a).

     (t) "Marketing Agent Agreement" has the meaning set forth in the recitals.

     (u) "Party(ies)" has the meaning set forth in the recitals.

     (v) "Patent Rights" has the meaning set forth in Section 5(a).

     (w) "Person" shall be construed broadly and shall include an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or another entity, including a Governmental Entity (or any department, agency or political subdivision thereof.

     (x) "Proceeding" has the meaning set forth in Section 7(c).

     (y) "Shares" has the meaning set forth in the recitals.

     (z) "Sublicensee" has the meaning set forth in Section 2(a).

     (aa) "Territory" means worldwide.

     (bb) "Trademark License" has the meaning set forth in Section 2(c).

     (cc) "Trust" has the meaning set forth in the recitals.

     (dd) "Trust Agreement" has the meaning set forth in the recitals.

2. LICENSE.

     (a) BONY Patent Rights Sublicense. Pursuant to Section 2 of the BONY
License Agreement and subject to the terms and conditions of this Agreement,
Licensor hereby grants to Licensee a worldwide, non-exclusive, and non-transferable (except as provided in Section 10(a)) sublicense for the term of this Agreement to use the BONY Patent Rights solely in connection with
Licensee's performance of its services as exclusive marketing agent for the
Trust pursuant to the Marketing Agent Agreement which includes establishing, operating, and marketing the Licensed Product in the Territory (the "BONY
Sublicense"). Licensee shall, at Licensor's expense, fully cooperate with and assist Licensor in the prosecution or maintenance of any patent or other applications and ensuing registrations for the BONY Patent Rights and shall execute or obtain execution of any documents Licensor shall reasonably request in connection therewith, including but not limited to assignment of invention rights.

     (b) License to Licensor IP Rights. Subject to the terms and conditions of this Agreement, Licensor hereby grants Licensee a worldwide, non-exclusive, non-transferable

                                     Page 3

(except as provided in Section 10(a)), royalty-free license for the term of this
Agreement to use the Licensor IP Rights (i) in connection with Licensee's performance of its services as exclusive marketing agent for the Trust pursuant to the Marketing Agent Agreement and/or (ii) for the purpose of establishing, operating and marketing financial products involving the securitization of gold
(the "Licensor License"). Licensee shall, at Licensor's expense, fully cooperate with and assist Licensor in the prosecution or maintenance of any patent or other applications and ensuing registrations for the Licensor IP Rights and shall execute or obtain execution of any documents Licensor shall reasonably request in connection therewith, including but not limited to assignment of invention rights.

     (c) License to Licensor Marks. Subject to the terms and conditions of this
Agreement, Licensor hereby grants Licensee a worldwide, non-exclusive, non-transferable (except as provided in Section 10(a)), royalty-free license to use, display and refer to Licensor's name and the Licensor Marks set forth in
Schedule 1 hereto, under the quality control of Licensor, (i) in connection with
Licensee's performance of its services as exclusive marketing agent for the
Trust pursuant to the Marketing Agent Agreement and/or (ii) for the purpose of establishing, operating and marketing financial products involving the securitization of gold (the "Trademark License" and collectively with the BONY
Sublicense and the Licensor License, the "Licenses"). All use of the Licensor
Marks under the Trademark License and all goodwill associated therewith shall inure to the exclusive benefit of Licensor. Licensee shall, at Licensor's expense, fully cooperate with and assist Licensor in the prosecution or maintenance of any trademark, service mark, domain name or copyright application and ensuing registration concerning the Licensor Marks and shall execute any documents Licensor shall reasonably request in connection therewith.

     (d) Licensee's Limited Right to Sublicense. Each of the Licenses granted herein shall include the limited right of Licensee to grant sublicenses to its
Affiliates, partners, joint venturers, trustees, distributors, custodians and agents (each a "Sublicensee"), subject to the restrictions of this Agreement, and solely in connection with such Sublicensee's performance of its services for
Licensee related to the activities of Licensee permitted hereunder. In addition,
Licensee shall include provisions in all such sublicenses that: (i) are identical in substance to Sections 3, 4 and 5 herein (with the references in such sublicenses to "Licensor" in Section 4(c) to continue to signify the
Licensor defined herein); (ii) require Licensee to terminate such sublicenses, without penalty, if this Agreement is terminated for any reason; (iii) obligate
Licensee to give the Sublicensee notice if this Agreement is terminated for any reason; and (iv) entitle Licensor herein to give such notice in the event that the Licensee fails to do so.

     (e) ALL RIGHTS NOT SPECIFICALLY AND EXPRESSLY GRANTED TO LICENSEE IN THIS
ARTICLE 2 ARE HEREBY RESERVED TO LICENSOR.

3. ENFORCEMENT.

     Licensee shall promptly (a) notify Licensor of any potential or actual infringement by a third party of the BONY Patent Rights, the Licensor IP Rights or the Licensor Marks of which Licensee becomes aware, and (b) provide to
Licensor all evidence of such infringement in Licensee's possession, custody or control. Licensor shall have the sole right, but not the obligation, to initiate any legal action at its own expense against such infringement and to

                                     Page 4

recover damages and enforce any injunction granted as a result of any judgment in Licensor's favor. Licensor shall have sole control over any such action, including, without limitation, the sole right to settle and compromise such action. In the event of a dispute between Licensor and any third party regarding the infringement, validity or enforceability of the BONY Patent Rights, Licensor
IP Rights or the Licensor Marks, Licensee agrees, at Licensor's expense, to do all things reasonably requested by Licensor to assist Licensor in connection with such dispute.

4. TERM AND TERMINATION.

     (a) The term of this Agreement shall commence as of the Effective Date and shall remain in full force and effect until the expiration or termination of the
Marketing Agent Agreement, unless earlier terminated pursuant to the terms of this Agreement (the "Term").

     (b) Either Party may terminate this Agreement by written notice to the other Party at any time if the other Party materially breaches this Agreement and fails to cure such breach with thirty (30) days following written notice thereof from the non-breaching Party. Upon any termination or expiration of this
Agreement, all rights and obligations under this Agreement (including Licensee's rights under the Licenses granted pursuant to Article 2) will immediately terminate; provided, however, that the provisions of Articles 1, 5 , 6, 7, 8, 9 and 10, and any other provision that survives by its express terms, shall survive any termination or expiration of this Agreement.

     (c) On expiration or termination of this Agreement, Licensee shall immediately cease and desist from all use of the BONY Patent Rights, Licensor IP
Rights and the Licensor Marks, and any similar marks, and inventions or works based on or derivative thereof; and shall immediately deliver all products bearing or made in connection with the BONY Patent Rights, Licensor IP Rights, or the Licensor Marks, including without limitation all inventions or works based on or derivative thereof, to Licensor at the address set forth in the notice section below, or destroy them, at the option of Licensor.

5. ACKNOWLEDGMENT OF RIGHTS.

     (a) Licensee will not directly or indirectly: (i) challenge or contest the validity or enforceability of the BONY Patent Rights, the Licensor IP Rights or
the Licensor Marks; (ii) dispute the validity, enforceability, or BONY's or
Licensor's ownership of any patent within the BONY Patent Rights or Licensor IP
Rights, any inventions or works based thereon or derivative thereof, or any of the claims therein ("Patent Rights"), or initiate or participate in any proceeding of any kind opposing the grant of any patent, or challenging any patent application in connection with the Patent Rights; (iii) dispute the validity, enforceability, or Licensor's exclusive ownership of, any trademark, trade name or domain name application or registration owned by Licensor with respect to the Licensor Marks or initiate or participate in any proceeding of any kind opposing the grant to Licensor of any trademark, trade name, or domain name registration in the Licensor Marks or similar marks; (iv) fail to meet
Licensor's quality control with respect to the Licensor IP Rights or Licensor
Marks or make any other use thereof other than as expressly permitted herein;
(v) apply to register or otherwise obtain registration of the BONY Patent
Rights, Licensor IP Rights, or any inventions or works based thereon or derivative thereof, the Licensor Marks, or any marks similar thereto, in the patent and trademark or

                                     Page 5

copyright office of any country or state, or with any business or domain name registrar; or (vi) assist any other Person to do any of the foregoing (except if required by court order or subpoena); provided, however, the foregoing shall in no way limit Licensee's ability to defend against or to mitigate any claim brought by Licensor or BONY against Licensee.

     (b) Any violation of this Article 5 will constitute a material breach of this Agreement.

6. REPRESENTATIONS AND WARRANTIES.

     (a) Each Party hereby represents and warrants that (i) it has the power and authority to enter into this Agreement and perform its obligations hereunder;
(ii) the execution and delivery of this Agreement have been duly authorized and all necessary actions have been taken to make this Agreement a legal, valid and binding obligation of such Party enforceable in accordance with its terms; and
(iii) the execution and delivery of this Agreement and the performance by such
Party of its obligations hereunder will not contravene or result in any breach of the Certificate of Incorporation, Bylaws or any other organizational document of such Party or of any agreement, contract, indenture, license, instrument or understanding or, to the best of its knowledge, result in any violation of law, rule, regulation, statute, order or decree to which such Party is bound or by which they or any of their property is subject.

     (b) Licensor represents and warrants that it owns and/or has the right to license to Licensee the BONY Patent Rights, Licensor IP Rights and the Licensor
Marks in the United States and that to its actual knowledge, the BONY Patent
Rights, Licensor IP Rights and the Licensor Marks and Licensee's use of the
foregoing in accordance with this Agreement shall not infringe any copyright, trademark, trade secret or other intellectual property right of any third party.

     (c) EXCEPT AS EXPRESSLY SET FORTH IN THE FOREGOING, LICENSOR DOES NOT MAKE
AND HEREBY EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED,
STATUTORY OR OTHERWISE, REGARDING THE SUBJECT MATTER OF THIS AGREEMENT
INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR
A PARTICULAR PURPOSE. IN NO EVENT SHALL THE CUMULATIVE LIABILITY OF LICENSOR TO
LICENSEE AND ITS AFFILIATES UNDER OR RELATING TO THIS AGREEMENT AT ANY TIME
EXCEED THE AGGREGATE AMOUNT OF THE FEES RECEIVED BY LICENSOR PURSUANT TO THIS
AGREEMENT AND THE TRUST AGREEMENT PRIOR TO SUCH TIME EXCEPT THAT THIS LIMITATION
SHALL NOT BE APPLICABLE TO A CLAIM BY LICENSEE FOR INDEMNIFICATION PURSUANT TO
ARTICLE 7.

7. INDEMNITY.

     (a) Each Party shall defend, indemnify and hold harmless the other Party and such other Party's Affiliates, employees, officers, directors, and agents from and against any liabilities, losses, damages, costs or expenses (including, without limitation, reasonable attorneys' fees) (collectively, "Losses")
resulting from or arising in connection with the breach by the Indemnifying
Party of any of its representations, warranties, covenants or obligations contained in this Agreement.

                                     Page 6

     (b) Licensor shall indemnify, defend and hold harmless Licensee and its permitted Sublicensees and assigns, Affiliates, employees, officers, directors, and agents from and against any Losses resulting or arising from any claim
(whether such claim arises under tort, breach of express or implied contract, or otherwise) that (i) Licensee's establishing, operating or marketing Licensed
Products in accordance with the terms of this Agreement and the Marketing Agent
Agreement infringes or otherwise violates any intellectual property rights of any Person, (ii) Licensee's use of the BONY Patent Rights, Licensor IP Rights or
the Licensor Marks infringes the copyright, trademark, trade secret or other intellectual property right of any Person or (iii) Licensee allegedly has unauthorized possession of, is making unauthorized use of, or is obtaining/providing unauthorized access to, a Person's trade secrets, confidential or proprietary information, or service, which acts are allegedly committed in connection with Licensor establishing, operating or marketing a
Licensed Product in accordance with this Agreement and the Marketing Agent
Agreement.

     (c) If any action, suit, proceeding (including, but not limited to, any governmental investigation), claim or dispute (collectively, a "Proceeding") is brought or asserted against a Party for which indemnification is sought under this Agreement, the Party seeking indemnification (the "Indemnified Party")
shall promptly (and in no event more than seven (7) days after receipt of notice of such Proceeding) notify the Party obligated to provide such indemnification
(the "Indemnifying Party") of such Proceeding. The failure of the Indemnified
Party to so notify the Indemnifying Party shall not impair the Indemnified
Party's ability to obtain indemnification from the Indemnifying Party unless such failure adversely affects the Indemnifying Party's ability to adequately oppose or defend such Proceeding. Upon receipt of such notice from the
Indemnified Party, the Indemnifying Party shall be entitled to participate in such Proceeding at its own expense. Provided no conflict of interest exists as specified in clause (ii) below and there are no other defenses available to the
Indemnified Party as specified in clause (iv) below, the Indemnifying Party, to the extent that it shall so desire, shall be entitled to assume the defense of the Proceeding with counsel reasonably satisfactory to the Indemnified Party, in which case all attorney's fees and expenses shall be borne by the Indemnifying
Party (except as specified below) and the Indemnifying Party shall in good faith defend the Indemnified Party. After receiving written notice from the
Indemnifying Party of its election to assume the defense of the Proceeding, the
Indemnified Party shall have the right to employ separate counsel in any such
Proceeding and to participate in the defense thereof, provided that the fees and expenses of such counsel shall be borne entirely by the Indemnified Party unless
(i) the Indemnifying Party expressly agrees in writing to pay such fees and expenses, (ii) there is such a conflict of interest between the Indemnifying
Party and the Indemnified Party as would preclude, in compliance with the ethical rules in effect in the jurisdiction in which the Proceeding was brought, one lawyer from representing both Parties simultaneously, (iii) the Indemnifying
Party fails, within the earlier of (x) twenty (20) days following receipt of notice of the Proceeding from the Indemnified Party or (y) seven (7) days prior to the date the first response or appearance is required to be made in such
Proceeding, to assume the defense of such Proceeding with counsel reasonably satisfactory to the Indemnified Party or (iv) there are legal defenses available to the Indemnified Party that are different from or are in addition to those available to the Indemnifying Party. In each of cases (i) through (iv), the fees and expenses of counsel shall be borne by the Indemnifying Party. No compromise or settlement of such Proceeding may be effected by either Party without the other Party's consent unless (m) there is no finding or admission of any violation of law and no effect on any other

                                     Page 7

claims that may be made against such other Party and (n) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party.
Neither Party shall have any liability with respect to any compromise or settlement effected without its consent, which shall not be unreasonably withheld. The Indemnifying Party shall have no obligation to indemnify and hold harmless the Indemnified Party from any loss, expense or liability incurred by the Indemnified Party as a result of a default judgment entered against the
Indemnified Party unless such judgment was entered after the Indemnifying Party agreed, in writing, to assume the defense of such Proceeding.

8. LIMITATION OF LIABILITY.

     EXCEPT FOR EACH PARTY'S OBLIGATION TO INDEMNIFY THE OTHER PARTY FOR LOSSES
PURSUANT TO ARTICLE 7, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY
SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, EXEMPLARY OR OTHER INDIRECT
DAMAGES, HOWSOEVER CAUSED, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, EVEN
IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9. CONFIDENTIALITY

     (a) Public Statements. Except as consented to by the other Party (such consent not to be unreasonably withheld or delayed) or as otherwise specifically set forth herein, neither Party will issue any public statement relating to or in any way disclosing any aspect of the matter contemplated by this Agreement, including the scope and the specific terms hereof. The obligations of the
Parties under this Section 9(a) are in addition to their respective obligations pursuant to Section 9(b) but shall not limit the exceptions to public disclosure specifically referred to in Section 9(b) paragraphs (i) through (v). This
Section 9(a) will in no way limit either Party's ability to (i) respond to customary press inquiries or otherwise make public or private statements not otherwise disclosing the Confidential Information (as defined below) or the specific terms of this Agreement in the normal course of its business and/or in connection with the obligations hereunder, or (ii) provide necessary information to prospective Sublicensees and Authorized Participants and such Party's personnel, agents, representatives and consultants.

     (b) Confidentiality. Except as provided below, all information concerning the BONY Patent Rights, the Licensor IP Rights, and all other business, financial, marketing and product information disclosed to the other Party orally or in writing is deemed confidential, restricted and proprietary to the disclosing Party (the "Confidential Information"). Each Party agrees to use the
Confidential Information received from the other Party only for the purpose of this Agreement. The Confidential Information disclosed or supplied is not to be reproduced in any form except as required to accomplish the intent of, and in accordance with the terms of, this Agreement. The receiving Party must provide the same degree of care to avoid disclosure or unauthorized use of the
Confidential Information as it accords to protect its own similar proprietary information, but in no event less than reasonable care under the circumstances.
All Confidential Information must be retained by the receiving Party in a secure place with access limited to only such of its employees, subcontractors, suppliers or agents who need to know such information for purposes of this
Agreement and to such third parties as the disclosing Party has consented to by prior written approval. All Confidential Information, unless otherwise specified in writing (x) remains

                                     Page 8

the property of the disclosing Party, (y) must be used by the receiving Party only for the purpose for which it was intended, and (z) including all copies thereof, must be returned to the disclosing Party or destroyed after the receiving Party's need for it has expired or upon request of the disclosing
Party, and, in any event, upon expiration or termination of this Agreement. At the request of the disclosing Party, the receiving Party will furnish a certificate of an officer of the receiving Party certifying that the
Confidential Information not returned to the disclosing Party has been destroyed. The obligation of confidentiality set forth in this Section 9(b)
shall survive expiration or termination of this Agreement for a period of three
(3) years. For the purpose hereof, the Confidential Information shall not include information, to the extent evidenced by reasonable documentation, that:

          (i)  is published or is otherwise in the public domain through no fault of the receiving Party at the time of any claimed
               unauthorized disclosure or use by the receiving Party;

          (ii) prior to disclosure pursuant to this Agreement, is properly within the legitimate possession of the receiving Party;

          (iii) subsequent to disclosure pursuant to this Agreement, is lawfully received from a third party having rights in the information without restriction of the third party's right to disseminate the information and without notice of any restriction against its further disclosure;

          (iv) is obligated to be produced under order of a court or other similar requirement, rule or regulation of any governmental authorities, so long as the Party required to disclose the information provides the disclosing Party with prior notice of such order or requirement and its cooperation to the extent reasonable in preserving its confidentiality; or

          (v)  the disclosing Party agrees in writing is free of such restrictions.

     The Parties agree that, without limiting any other rights and remedies specified herein, an injunction may be sought against the Party who has breached or threatened to breach this Section 9(b). Each Party represents and warrants that it has the right to disclose all Confidential Information which it has disclosed to the other Party pursuant to this Agreement, and each Party agrees to indemnify and hold harmless the other from all claims by a third party related to the wrongful disclosure of such third party's proprietary information. Otherwise, neither Party makes any representation or warranty, express or implied, in respect of any Confidential Information.

10. MISCELLANEOUS PROVISIONS.

     (a) ASSIGNMENT. Licensee may not assign or otherwise transfer (whether by operation of law or otherwise) any right or obligation under this Agreement without the prior written consent of Licensor; provided, however, that Licensee may grant sublicenses as provided herein. Such consent shall be deemed given with respect to an assignment or transfer (whether by operation of law or otherwise) of the entire Agreement, including all rights and obligations hereunder, to a successor in interest or assignee of substantially all of the assets of Licensee,

                                     Page 9

provided that Licensee has given prompt written notice thereof to Licensor. This
Agreement is binding on and inures to the benefit of the Parties and their permitted successors and assigns. Any attempted assignment or other transfer of rights under this Agreement in violation of this Section 10(a) will be void.

     (b) GOVERNING LAW. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of New York without reference to or inclusion of the principles of choice of law or conflicts of law of that jurisdiction (except that questions affecting the construction and effect of any patent will be determined by the law of the country in which the patent was granted). It is the intent of the Parties that the substantive law of the State of New York govern this Agreement and not the law of any other jurisdiction incorporated through choice of law or conflicts of law principles. Each Party agrees that any legal action, proceeding, controversy or claim between the
Parties arising out of or relating to this Agreement may be brought and prosecuted only in the United States District Court for the Southern District of
New York or, if that Court lacks or declines to exercise subject matter jurisdiction, in the Supreme Court of the State of New York in and for New York
County, and by execution of this Agreement each Party hereto submits to the exclusive jurisdiction of such court and waives any objection it might have based upon improper venue or inconvenient forum. Each Party hereto waives any right it may have to a jury trial in connection with any legal action, proceeding, controversy or claim between the Parties arising out of or relating to the Agreement.

     (c) EXCLUSIVE JURISDICTION AND VENUE. Any action brought by either Party that arises out of or relates to this Agreement will be filed only in the state or federal courts located in New York County, New York. Each Party irrevocably submits to the jurisdiction of those courts. Each Party waives any objections that it may have now or in the future to the jurisdiction of those courts, and also waives any claim that it may have now or in the future that litigation brought in those courts has been brought in an inconvenient forum.

     (d) ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the
Parties as to its subject matter and supercedes all prior agreements, negotiations, representations, and promises between them with respect to its subject matter.

     (e) UNENFORCEABLE PROVISIONS. If any provision of this Agreement is held unenforceable by a court of competent jurisdiction, the other provisions will remain in full force and effect. If legally permitted, the unenforceable provision will be replaced with an enforceable provision that as nearly as possible gives effect to the Parties' intent.

     (f) RELATIONSHIP OF THE PARTIES. Each Party is an independent contractor of the other Party. Nothing in this Agreement creates a partnership, joint venture or agency relationship between the Parties.

     (g) NOTICES. A notice under this Agreement is not sufficient unless it is:
(i) in writing; (ii) addressed using the contact information listed below for the Party to which the notice is being given (or using updated contact information which that Party has specified by written notice in accordance with this Article); and (iii) sent by hand delivery, facsimile transmission, registered or certified mail (return receipt requested), or reputable express delivery service with tracking capabilities (such as Federal Express).

                                    Page 10

        CONTACT INFORMATION FOR LICENSOR:
        World Gold Council
        45 Pall Mall
        London, SW1Y 5JG
        Attn: James Burton
        Telephone:  011 44 207826 4700
        Facsimile:    011 44 207826 4799

        World Gold Trust Services, LLC:
        444 Madison Avenue
        New York, New York 10022
        Telephone:  (212) 317-3800
        Facsimile:   (212) 688-0410

        CONTACT INFORMATION FOR LICENSEE:
        State Street Global Markets, LLC
        One Lincoln Street
        Boston, Massachusetts 02111
        Attn: GUS FLEITES
        Telephone:  (617) 664-4489
        Facsimile: (617) 664-2669

        State Street Global Markets, LLC
        One Lincoln Street
        Boston, Massachusetts 02111
        Attn: BOB GUERIN
        Telephone:  (617) 664-5028
        Facsimile: (617) 664-2669

     (h) AMENDMENTS. This Agreement may not be amended unless the amendment is in writing and signed by authorized representatives of both Parties.

     (i) WAIVERS. A waiver of rights under this Agreement will not be effective unless it is in writing and signed by an authorized representative of the Party that is waiving the rights.

     (j) COUNTERPARTS. The Parties may execute this Agreement by signing separate copies of the signature page. A facsimile copy of the signature page will have the same effect as the original.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

                                    Page 11

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

                                             WORLD GOLD COUNCIL

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                             WORLD GOLD TRUST SERVICES, LLC

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                             STATE STREET GLOBAL MARKETS, LLC

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                      [SIGNATURE PAGE TO LICENSE AGREEMENT]

                                    Page 12

                                   SCHEDULE 1

                                 LICENSOR MARKS

                            TRADEMARKS/SERVICE MARKS

Mark               Country             U.S. Serial No.     U.S. Registration No.
----               -------             --------------      ---------------------

GOLD               United States       78086724            2369750
(with design)

GLD                United States       76493581            Pending

GLD                United States       76493582            Pending

                                   TRADE NAMES

1.   World Gold Trust Services, LLC

2.   World Gold Council